                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         Date of Report: April 23, 2001

                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
             (Exact name of Registrant as Specified in Its Charter)


          Washington                    0-22041                  91-0609840
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                601 W. 1ST AVENUE, SPOKANE, WASHINGTON 99201-5015
               -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (509) 838-3111


                                      NONE
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

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ITEM 5. OTHER EVENTS.

     On April 18, 2001, Metropolitan Mortgage & Securities Co., Inc. (the "Registrant") issued a press release announcing new developments. The press release is attached hereto and referenced as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

              Exhibit 99.1    Press Release Dated April 18, 2001

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    METROPOLITAN MORTGAGE & SECURITIES CO., INC.

Date: April 23, 2001                By: /s/ Michael A. Agostinelli
                                       ------------------------------------
                                       Michael A. Agostinelli
                                       General Counsel
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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
Exhibit 99.1   Press Release Dated April 18, 2001
